LGM RISK MANAGED TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (Unaudited)
August 31, 2025
Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 14.7%
	FIXED INCOME - 14.7%
30,000	Vanguard Total Bond Market ETF	$ 2,214,000

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,182,150)	2,214,000

	TOTAL INVESTMENTS - 14.7% (Cost $2,182,150)	$ 2,214,000
	OTHER ASSETS IN EXCESS OF LIABILITIES - 85.3%	12,885,853
	NET ASSETS - 100.0%	$ 15,099,853

ETF	- Exchange-Traded Fund